EXHIBIT 32.1

UHF INCORPORATED

CERTIFICATE REQUIRED BY 18 U.S.C. ss.1350

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the accompanying Annual Report of UHF Incorporated, (the “Registrant”) on Form 10-KSB for the period ended December 31, 2006 (the “Report”), I, Ronald C. Schmeiser, Chief Executive Officer and President of the Company, hereby certify that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 14, 2007	By:	/s/ Ronald C. Schmeiser
Ronald C. Schmeiser
President and Chief Executive Officer